Blackstone’s Second Quarter 2014 Earnings July 17, 2014 Exhibit 99.2

Blackstone 1
“Blackstone’s singular focus on fund investment returns
ultimately drives outperformance for our unitholders.
Record results across the Blackstone platform continue
to demonstrate that.”
Stephen A. Schwarzman
Chairman and Founder

Blackstone 2
Blackstone’s Second Quarter 2014 Highlights
Blackstone had its best second quarter and first half of the year on strong performance across all of its funds, driving record financial returns and asset levels.
Economic Net Income (“ENI”) was $1.3 billion ($1.15/unit) for the quarter, up 89% from last year, as
Blackstone’s funds created $9.3 billion of value in the second quarter alone.
•
BCP V crossed the preferred return threshold and generated $509 million in Performance Fees during the second quarter with $5.8 billion of realizations year-to-date.
Distributable Earnings (“DE”) more than doubled in the quarter year-over-year on a record level of realizations, bringing the year-to-date total to $1.3 billion ($1.06/unit).
GAAP Net Income was $517 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusive of net income attributable to non-controlling interests, primarily inside ownership.
Total Assets Under Management (“AUM”) reached a record $279 billion, up 21% year-over-year despite returning $50.0 billion of capital to investors over the last twelve months (“LTM”).
•
Gross inflows were $14.5 billion for the quarter and $62.4 billion LTM on record organic inflows.
•
Blackstone’s unmatched portfolio of funds and assets created $37.0 billion of value LTM.
Across Blackstone’s diverse platform, $20.3 billion of capital was invested LTM, up 31%; investments outside North America reached 44%, reflecting unique access to global fund mandates and platforms.

3
Blackstone’s Second Quarter 2014 Earnings
% Change % Change
(Dollars in Thousands, Except per Unit Data)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 616,515 $         662,550 $         7% 1,137,398 $      1,275,888 $      12%
Performance Fees 719,219            1,398,438         94% 1,323,218         2,177,452         65%
Investment Income 97,119               175,971            81% 231,890            292,438            26%
Total Revenues 1,432,853 $     2,236,959 $     56% 2,692,506 $     3,745,778 $     39%
Total Expenses 713,461            885,964            24% 1,334,777         1,569,537         18%
Taxes 16,152               25,032               55% 26,183               36,344               39%
Economic Net Income (“ENI”) 703,240 $         1,325,963 $     89% 1,331,546 $     2,139,897 $     61%
ENI per Unit 0.62 $               1.15 $               85% 1.17 $               1.85 $               58%
GAAP Net Income 211,148 $         517,016 $         145% 378,783 $         782,633 $         107%
Fee Related Earnings (“FRE”) 168,434 $         201,108 $         19% 306,167 $         375,937 $         23%
Distributable Earnings (“DE”) 338,485 $         770,797 $         128% 729,397 $         1,255,909 $     72%
DE per Common Unit 0.28 $               0.65 $               132% 0.62 $               1.06 $               71%
Total Assets Under Management 229,571,741    278,917,713    21% 229,571,741    278,917,713    21%
Fee-Earning Assets Under Management 176,338,947    209,913,760    19% 176,338,947    209,913,760    19%
Blackstone

Fee Earnings

Distributable Earnings

Economic Net Income

4
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
2Q'14 YTD'14
Results Per Unit Results Per Unit
Base Management Fees 496,570 $          973,448 $
Advisory Fees 114,914 184,877
Transaction and Other Fees, Net 49,196 109,106
Management Fee Offsets (20,218) (36,862)
Interest Income and Other Revenue 28,772 59,813
Compensation (323,015) (629,560)
Other Operating Expenses (145,111) (284,885)
Fee Related Earnings
201,108 $          0.18 $                375,937 $          0.33 $
Net Realized Incentive Fees 20,782 50,984
Net Realized Carried Interest 381,358 565,583
Net Realized Investment Income 201,140 311,713
Taxes and Related Payables (44,841) (75,895)
Equity-Based Compensation 11,250 27,587
Distributable Earnings 770,797 $          0.65 $                1,255,909 $      1.06 $
Net Unrealized Incentive Fees 32,084 69,819
Net Unrealized Carried Interest 546,376 835,974
Net Unrealized Investment Loss (31,853) (33,769)
Add Back: Related Payables 19,809 39,551
Less: Equity-Based Compensation (11,250) (27,587)
Economic Net Income 1,325,963 $      1.15 $                2,139,897 $      1.85 $
Blackstone
See page 30, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions on page 19, Total Segments. 2Q’14 Fee Related Earnings per Unit is based on 1,141,345,729 DE Units Outstanding; DE per Unit is based on 603,270,771 Total Common Units Outstanding; and ENI per Unit is based on 1,154,055,961 Weighted-Average ENI Adjusted Units (see page 31, Unit Rollforward).

Blackstone 5
Private Equity
8.4%
2Q’14 increase in fund carrying value
$212 million
2Q’14 Realized Performance Fees
$1.12 per unit
2Q’14 Net Accrued Performance Fees
Blackstone’s portfolio company operating approach drove results to record levels and segment appreciation outperformed the broader equity markets with 8.4% appreciation during the quarter and 28.3% LTM.
Total Revenues up 164% to $939 million for the quarter and Economic Income up 278% to $648 million.
BCP V appreciated 10.5% during the quarter and crossed the preferred return hurdle.
•
Net Accrued Performance Fees for BCP V reached $558 million; up 296% from the prior quarter.
Realization activity remains robust with $4.2 billion of proceeds on ten transactions during the quarter and
$14.8 billion on 42 transactions LTM.
Continued strong investment activity with $2.2 billion of total capital invested during the quarter and $6.3 billion
LTM as Private Equity continues to utilize its global platform to find value.
Strategic Partners’ sixth secondary fund of funds has closed on $3.2 billion of total capital with a $4.4 billion target as the business continues to leverage synergies across the Blackstone platform in its first year.
% Change % Change
(Dollars in Thousands)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 126,636 $        131,804 $        4% 240,263 $       277,614 $       16%
Performance Fees 186,825           714,604           282% 242,763           1,001,474       313%
Investment Income 42,674             92,474             117% 98,547             143,976           46%
Total Revenues 356,135           938,882           164% 581,573           1,423,064       145%
Compensation 63,747             73,038             15% 123,950           146,345           18%
Performance Fee Compensation 88,988             178,914           101% 121,853           237,537           95%
Other Operating Expenses 32,178             39,193             22% 61,346             72,199             18%
Total Expenses 184,913           291,145           57% 307,149           456,081           48%
Economic Income 171,222 $       647,737 $       278% 274,424 $       966,983 $       252%
Total AUM 53,287,294 $  68,294,162 $  28% 53,287,294 $  68,294,162 $  28%
Fee-Earning AUM 36,635,224 $  42,888,756 $  17% 36,635,224 $  42,888,756 $  17%

Blackstone 6
Real Estate
6.0%
2Q’14 increase in fund carrying value
$424 million
2Q’14 Realized Performance Fees
Economic Income rose 32% to $489 million in the second quarter, reflecting strong global Real Estate fundamentals, including improving rents and occupancy across Blackstone’s diversified real estate portfolio.
Opportunistic Real Estate funds’ carrying value appreciated 6.0% for the quarter and 28.3% LTM.
Record realization quarter, with $6.7 billion of proceeds, driven by partial realizations in Hilton and Brixmor.
•
Net Accrued Performance Fees up 10% from prior quarter to $2.7 billion despite significant realizations.
•
70% of unrealized gains are in public equities and liquidating office portfolios.
Raised $2.0 billion of capital during the quarter, including $1.0 billion for the Asia fund, $226 million for Core+
and $858 million in debt strategies.
Invested $3.1 billion of total capital during the quarter, and $11.6 billion LTM.
•
An additional $2.5 billion was committed not yet deployed at the end of the quarter, which included several scale investments that Blackstone was uniquely positioned to execute.
Blackstone’s commercial mortgage REIT, BXMT, finished the quarter with a $1.4 billion market capitalization, up from $80 million at the time of its May 2013 re-IPO.
$2.33 per unit
2Q’14 Net Accrued Performance Fees
% Change % Change
(Dollars in Thousands)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 153,823 $       171,472 $       11% 298,188 $       341,575 $       15%
Performance Fees 402,276           539,874           34% 756,617           877,480           16%
Investment Income 49,213             72,227             47% 119,050           108,963           (8)%
Total Revenues 605,312           783,573           29% 1,173,855       1,328,018       13%
Compensation 73,792             85,582             16% 143,251           165,815           16%
Performance Fee Compensation 133,013           172,079           29% 250,691           282,263           13%
Other Operating Expenses 27,617             36,542             32% 56,079             69,649             24%
Total Expenses 234,422           294,203           26% 450,021           517,727           15%
Economic Income 370,890 $       489,370 $       32% 723,834 $       810,291 $       12%
Total AUM 63,919,906 $  80,410,988 $  26% 63,919,906 $  80,410,988 $  26%
Fee-Earning AUM 43,635,493 $  52,823,975 $  21% 43,635,493 $  52,823,975 $  21%

Blackstone 7
Hedge Fund Solutions
Total Revenues of $166 million for the quarter, up 20% year-over-year, driven by an increase in
Fee-Earning AUM on organic inflows and fund appreciation.
BAAM’s Principal Solutions Composite was up gross 2.0% for the quarter and 10.6% LTM.
Fee-Earning AUM grew by $10.5 billion, or 22% year-over-year, to $58.1 billion; July 1 subscriptions of
$873 million are not yet included in Fee-Earning AUM.
•
BAAM held an additional closing for its first permanent capital vehicle acquiring general partner interests in hedge funds, bringing total commitments to $2.3 billion.
•
BAAM launched its second alternative investment-focused 1940 Act mutual fund for the retail market
(Blackstone Alternative Multi-Strategy Fund) on June 17, raising $300 million of capital in the second quarter.
BAAM now manages $1.5 billion of capital in its 1940 Act mutual funds.
2.0%
2Q’14 Gross Composite Return
$31.3 billion
Incentive Fee Eligible AUM at 2Q’14
$3.4 billion
2Q’14 Fee-Earning Gross Inflows
BAAM’s Principal Solutions Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments)
and advisory platforms. On a net of fees basis, the BAAM Principal Solutions Composite was up 1.8% for the quarter and 9.3% LTM.
% Change % Change
(Dollars in Thousands)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 101,084 $       123,740 $       22% 194,856 $       238,545 $       22%
Performance Fees 34,834             38,529             11% 104,044           96,459             (7)%
Investment Income 1,614               3,451               114% 6,379               24,702             287%
Total Revenues 137,532           165,720           20% 305,279           359,706           18%
Compensation 36,844             43,341             18% 70,712             83,912             19%
Performance Fee Compensation 12,782             14,170             11% 37,640             34,202             (9)%
Other Operating Expenses 16,535             25,101             52% 31,694             44,581             41%
Total Expenses 66,161             82,612             25% 140,046           162,695           16%
Economic Income 71,371 $          83,108 $          16% 165,233 $       197,011 $       19%
Total AUM 50,128,028 $  60,672,759 $  21% 50,128,028 $  60,672,759 $  21%
Fee-Earning AUM 47,572,465 $  58,084,020 $  22% 47,572,465 $  58,084,020 $  22%

Blackstone 8
Credit
$69.5 billion
2Q’14 Total AUM
Investment Performance
Gross Returns
CLOs
Customized Credit
Strategies
Mezzanine
Funds
Rescue
Lending
Funds
Hedge Fund
Strategies
Strong performance across GSO’s diversified platform generated Economic
Income of $104 million in the quarter, up 27% year-over-year.
Fee-Earning AUM grew 16% LTM to $56.1 billion due to robust net inflows across the platform and several new fund launches despite a heavy pace of capital returned to investors in the drawdown funds and CLOs.
•
Launched three CLOs during the quarter (two U.S. and one European), raising $1.9 billion in Fee-Earning AUM.
Invested $374 million of total capital during the quarter, bringing total capital invested to $1.7 billion LTM, of which nearly half was invested in
Europe, where GSO is well positioned to capitalize on investment opportunities.
% Change % Change
(Dollars in Thousands)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 112,391 $       117,717 $       5% 212,932 $       227,985 $       7%
Performance Fees 95,284             105,431           11% 219,794           202,039           (8)%
Investment Income 5,282               6,744               28% 9,703               12,894             33%
Total Revenues 212,957           229,892           8% 442,429           442,918           0%
Compensation 55,941             51,310             (8)% 101,462           102,062           1%
Performance Fee Compensation 52,049             52,675             1% 116,543           101,090           (13)%
Other Operating Expenses 22,961             22,159             (3)% 43,923             54,998             25%
Total Expenses 130,951           126,144           (4)% 261,928           258,150           (1)%
Economic Income 82,006 $          103,748 $       27% 180,501 $       184,768 $       2%
Total AUM 62,236,513 $  69,539,804 $  12% 62,236,513 $  69,539,804 $  12%
Fee-Earning AUM 48,495,765 $  56,117,009 $  16% 48,495,765 $  56,117,009 $  16%
2Q'14 2Q'14 LTM
Hedge Fund
   Strategies
2.1% 16.9%
Mezzanine
   Funds
3.9% 16.3%
Rescue
   Lending Funds
5.3% 31.3%
$7.7
$8.7
$9.3
$23.5
$20.4
Investment Performance represents weighted-average performance of the assets of the respective flagship funds within each strategy as of June 30, 2014. Hedge Fund Strategies net returns were 1.4% for 2Q’14 and 12.4% for 2Q’14 LTM, Mezzanine Funds net returns were 2.8% for 2Q’14 and 11.0% for 2Q’14 LTM and Rescue Lending Funds net returns were
4.7% for 2Q’14 and 24.8% for 2Q’14 LTM. Customized Credit Strategies includes business development companies (“BDCs”), closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.

Blackstone 9
Financial Advisory
Blackstone Advisory Partners year-to-date revenues increased 41% compared to the prior year on increased merger and acquisition activity as a number of deals closed in the second quarter throughout a diversified group of industries (financial institutions, energy, industrials and technology) and geographies.
Blackstone Capital Markets was up substantially year-over-year on increased underwritings and contributed meaningfully to the growth in profitability of the Financial Advisory segment.
Restructuring revenues decreased compared to the prior year quarter, which was the strongest quarter of 2013, reflecting fewer deal closings, although the pipeline remains steady across a diverse group of industries.
Park Hill’s quarterly and year-to-date revenues were up significantly and the pipeline remains strong due to demand for alternative asset placement services.
% Change % Change
(Dollars in Thousands)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 122,581           117,817           (4)% 191,159           190,169           (1)%
Investment Income (Loss) (1,664)              1,075               n/m (1,789)              1,903               n/m
Total Revenues 120,917           118,892           (2)% 189,370           192,072           1%
Compensation 76,153             69,744             (8)% 134,079           131,426           (2)%
Other Operating Expenses 20,861             22,116             6% 41,554             43,458             5%
Total Expenses 97,014             91,860             (5)% 175,633           174,884           (0)%
Economic Income 23,903 $          27,032 $          13% 13,737 $          17,188 $          25%

Fee-Earning Assets Under Management
$176.3
$209.9
Private Equity
Real Estate
Hedge Fund
Solutions
Credit
$43.6
$47.6
$48.5
$157.6
$36.6
$38.5
$40.2
$41.8
$37.2
Blackstone 10
2Q'12 2Q'13 2Q'14
$56.1
$58.1
$52.8
$42.9
2Q’14 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Fee-Earning AUM by Segment
(Dollars in Billions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund
Equity Estate Solutions
1Q'14 41,151 $     53,491 $     55,571 $     53,387 $     203,600 $
Inflows 3,459 2,387 3,442 5,309 14,597
Outflows (602) (68) (1,991) (831) (3,491)
Realizations (1,384) (2,971) (9) (2,086) (6,449)
Net Inflows (Outflows) 1,474 (652) 1,443 2,391 4,656
Market Activity 264 (15) 1,070 339 1,658
2Q'14 42,889 $     52,824 $     58,084 $     56,117 $     209,914 $
QoQ Increase (Decrease) 4% (1)% 5% 5% 3%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
2Q'13 36,635 $     43,635 $     47,572 $     48,496 $     176,339 $
Inflows 12,451 15,962 10,986 15,983 55,382
Outflows (1,337) (1,376) (4,842) (2,933) (10,489)
Realizations (5,318) (5,530) (475) (7,540) (18,862)
Net Inflows 5,797 9,056 5,669 5,510 26,031
Market Activity 457 133 4,843 2,112 7,544
2Q'14 42,889 $     52,824 $     58,084 $     56,117 $     209,914 $
YoY Increase 17% 21% 22% 16% 19%
Credit Total
Inflows: Asia fund $1.0 billion; Core+ $226 million; BREDS
capital raised and/or invested $1.0 billion.
Realizations: Primarily from the partial sale of public market holdings
(Hilton and Brixmor).
Inflows: $1.3 billion in specialized solutions; $1.1 billion in customized solutions; $561 million in commingled products;
$464 million in individual investor solutions.
Outflows: $2.0 billion of redemptions reflecting seasonally higher activity  in the commingled funds.
Inflows: $787 million in Hedge Fund Strategies; $1.9 billion in three new CLO launches; $1.4 billion in BDCs.
Realizations / Outflows: $1.7 billion returned to CLO investors;
$340 million returned across Mezzanine and Rescue Lending funds.
Inflows: Strategic Partners VI investment period commencement with $3.1 billion of third party capital.
Realizations: Primarily BCP V, including two strategic sales and four partial public market dispositions (Hilton, PBF, SeaWorld and Nielsen).
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit

Blackstone 11
Total Assets Under Management
2Q’14 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private Equity
Real Estate
Hedge Fund
Solutions
Credit
Total AUM by Segment
(Dollars in Billions)
Private Real Hedge Fund
Equity Estate Solutions
1Q'14 66,143 $     81,334 $     58,263 $     66,006 $
Inflows 2,737 2,478 3,308 6,016
Outflows (344) (97) (1,999) (887)
Realizations (4,166) (6,927) (11) (2,277)
Net Inflows (Outflows) (1,774) (4,547) 1,298 2,852
Market Activity 3,925 3,624 1,113 682
2Q'14 68,294 $     80,411 $     60,673 $     69,540 $
QoQ Increase (Decrease) 3% (1)% 4% 5%
Credit Total
271,746 $
14,538
(3,328)
(13,381)
(2,171)
9,343
278,918 $
3%
Inflows: Additional close of general partner interests vehicle with
$2.3 billion in total commitments.
Market Activity: BAAM’s Principal Solutions Composite up 2.0% gross.
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
$190.3
$50.2
$42.9
$50.5
$46.6
$229.6
$63.9
$50.1
$62.2
$53.3
$278.9
$68.3
$80.4
$60.7
$69.5
2Q'12 2Q'13 2Q'14
Private Real Hedge Fund
Equity Estate Solutions
2Q'13 53,287 $     63,920 $     50,128 $     62,237 $     229,572 $
Inflows 17,755 16,549 11,073 17,002 62,378
Outflows (756) (1,150) (4,983) (3,661) (10,551)
Realizations (14,823) (14,006) (644) (9,990) (39,463)
Net Inflows 2,175 1,393 5,446 3,350 12,364
Market Activity 12,831 15,098 5,099 3,953 36,982
2Q'14 68,294 $     80,411 $     60,673 $     69,540 $     278,918 $
YoY Increase 28% 26% 21% 12% 21%
Credit Total
Inflows: Strategic Partners additional capital raised of $1.7 billion.
Market Activity: Overall increase of 8.4% in carrying value, driven by public portfolio appreciation of 7.5% and private portfolio appreciation of
10.4%.
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Market Activity: Carrying value increase of 6.0% driven by improving fundamentals in the private portfolio by 6.7% or $1.9 billion, and public portfolio appreciation of 4.8% or $1.0 billion.
Market Activity: Appreciation in value in BDCs of $247 million;
Rescue Lending Funds of $170 million; Hedge Fund Strategies
of $206 million.

Additional Capital Detail
Global fundraising sourced record levels of capital with $62.4 billion of gross inflows over the last year, which largely offset the $20.3 billion of investment activity across the firm.
Committed undrawn capital (“Total Dry Powder”) is $45.3 billion, up 18% from $38.5 billion a year ago.
•
Of the $45.3 billion, $18.6 billion was eligible but not currently earning Management Fees.
Blackstone manages the public industry’s largest pool of Performance Fee Eligible AUM across its integrated global platform, which reached $191.0 billion at the end of the quarter, up 22% year-over-year.
Strong investment performance drove a 46% increase in assets currently earning Performance Fees from last year to $139.7 billion as all of Blackstone’s current and mature funds are generating Realized Performance Fees.
$45 billion 2Q’14 Total Dry Powder
$191 billion Performance Fee Eligible AUM
Uninvested
Not Earning
Fees
Currently
Earning Fees
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$17.7
$15.6
$2.9
$9.2
$54.8
$95.7
$139.7
$36.1
$23.9
$9.0
$34.0
$37.2
$42.2
$124.8
$156.8
$191.0
2Q'12 2Q'13 2Q'14
Blackstone 12

At June 30, 2014, Blackstone had $2.7 billion in total cash, corporate treasury and liquid investments and
$9.8 billion of total net value, or $8.60 per DE unit, up 36% from $6.31 a year ago.
Long-term debt of $2.1 billion at quarter end resulted in a Debt to Adjusted EBITDA ratio of 0.79x LTM.
On April 7, 2014, Blackstone issued senior notes of $500 million (5.00% coupon) maturing on June 15, 2044.
On May 29, 2014, the maturity date of the $1.1 billion credit revolver, which is currently undrawn, was extended to
May 29, 2019.
Balance Sheet Highlights
(Dollars in Millions)
2Q’14
Cash and Cash Equivalents $ 1,223
Treasury Cash
Management Strategies
1,286
Liquid Investments 141
Illiquid Investments 2,930
Net Accrued Performance
Fees
4,241
Total Net Value $ 9,821
Outstanding Bonds (at par) $ 2,135
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$2.7 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and Liquids
Illiquids
$8.60
$6.31
$4.61
$1.58
$2.24
$3.72
$1.81
$2.06
$1.22
$2.01
$2.32
2Q'12 2Q'13 2Q'14
$2.57
Blackstone 13
Balance Sheet Highlight results are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund
Solutions and non-drawdown Credit. Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $1.0 billion, $1.5 billion and $412 million, respectively, as of June 30, 2014; $911 million, $1.2 billion and $193 million, respectively, as of June 30, 2013; and $820 million, $945 million and $248 million, respectively, as of June 30, 2012. 2Q’14 Cash and Investments are calculated using 1,141,345,729 DE Units Outstanding.

Net Accrued Performance Fees reached a record $4.2 billion, despite record LTM Realized Performance Fees of
$1.9 billion.
With BCP V fully crossing the preferred hurdle, 100% of Blackstone’s current and mature funds are in a positive net carry position inception-to-date.
Net Accrued Performance Fees represent nearly 70% of Total Accrued Performance Fees at current values. This percentage includes pre-IPO investments in which Blackstone has a higher percentage than the post-IPO investments’ targeted 45% compensation ratio. Percentages fluctuate from quarter to quarter depending on specific deal performance.
Performance Fees
$1.9 billion Realized
Performance Fees
$1,119
$1,910
$159
68%
Net Accrued Performance Fees
Related to Public/Pending Exits
32%
Net Accrued Performance Fees
Related to Private Investments
$1.9 billion
Record LTM Realized
Performance Fees
$4.2 billion Net Accrued
Performance Fees
$2,529
$4,241
$1,756
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$221
$518
$407
$905
$107
$228
$385
$259
2Q'12 LTM 2Q'13 LTM 2Q'14 LTM
$533
$633
$1,275
$1,035
$1,635
$2,664
$176
$194
$245
2Q'12 2Q'13 2Q'14
Blackstone 14

Blackstone 15
Unitholder Distribution
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 32, Definitions and Distribution Policy. DE before Certain Payables represents Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on Total Common Units Outstanding (page
31, Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per
Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $61.2 million for 2Q’14.
Generated $0.65 of Distributable Earnings per common unit during the quarter, up 132% year-over-year.
•
Year-to-date Distributable Earnings per common unit of $1.06, up 71% from the prior year period.
Declared a quarterly distribution of $0.55 per common unit to record holders as of July 28, 2014; payable on
August 4, 2014.
•
85% payout ratio reflects the strength of the balance sheet and financial momentum of the firm.
•
Year-to-date distributions of $0.90, up 70% from the prior year period.
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
vs. 2Q'13
Distributable Earnings (“DE”) 338,485 $         312,673 $         820,629 $         485,112 $         770,797 $
128%
Add: Other Payables Attributable to
   Common Unitholders
28,498              17,694              58,103              19,856              29,884
5%
DE before Certain Payables 366,983            330,367            878,732            504,968            800,681            118%
Percent to Common Unitholders 51% 52% 52% 53% 53%
DE before Certain Payables Attributable to
   Common Unitholders
187,652            170,216            455,291            265,378            423,209            126%
Less: Other Payables Attributable to
   Common Unitholders
(28,498)             (17,694)             (58,103)             (19,856)             (29,884)             5%
DE Attributable to Common Unitholders 159,154            152,522            397,188            245,522            393,325            147%
DE per Common Unit 0.28 $               0.26 $               0.68 $               0.41 $               0.65 $               132%
Less: Retained Capital per Common Unit (0.05) $              (0.03) $              (0.10) $              (0.06) $              (0.10) $              100%
Actual Distribution per Common Unit 0.23 $               0.23 $               0.58 $               0.35 $               0.55 $               139%
Record Date July 28, 2014
Payable Date August 4, 2014

Blackstone 16
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
– Net Performance Fees
– Fund Investment Income
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
(Dollars in Millions)
See pages 28-29, Reconciliation of GAAP to Non-GAAP Measures for details.
2Q’14
$771
= Economic Income
= Fee Related Earnings
$201 $376
$1,256
$1,307 $2,016
$1,351 $2,176
YTD’14

Blackstone 17
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'13 2Q'14 vs. 2Q'13 YTD'13 YTD'14 vs. YTD'13
Revenues
Management and Advisory Fees, Net
578,723 $          619,523 $          7% 1,060,856 $       1,192,683 $       12%
Performance Fees
Realized Carried Interest 183,288             641,659             250% 477,458             975,282             104%
Realized Incentive Fees 76,104                39,504                (48)% 99,845                83,298                (17)%
Unrealized Carried Interest 456,706             660,682             45% 634,053             991,076             56%
Unrealized Incentive Fees 938                      54,639                n/m 106,736             118,872             11%
Total Performance Fees 717,036             1,396,484          95% 1,318,092          2,168,528          65%
Investment Income
Realized 75,490                215,710             186% 117,843             368,736             213%
Unrealized 56,570                10,809                (81)% 162,800             24,309                (85)%
Total Investment Income 132,060             226,519             72% 280,643             393,045             40%
Interest and Dividend Revenue 13,814                15,340                11% 26,371                29,409                12%
Other (1,163)                (6)                         99% 981                      863                      (12)%
Total Revenues 1,440,470          2,257,860          57% 2,686,943          3,784,528          41%
Expenses
Compensation and Benefits
Compensation 478,981             500,641             5% 930,411             985,992             6%
Performance Fee Compensation
Realized Carried Interest 75,910                260,301             243% 165,347             409,699             148%
Realized Incentive Fees 35,014                18,509                (47)% 45,522                42,144                (7)%
Unrealized Carried Interest 172,824             114,296             (34)% 268,296             155,026             (42)%
Unrealized Incentive Fees 3,084                   24,692                701% 47,562                48,223                1%
Total Compensation and Benefits 765,813             918,439             20% 1,457,138          1,641,084          13%
General, Administrative and Other 117,365             136,492             16% 226,671             272,046             20%
Interest Expense
26,956                29,847                11% 54,018                54,514                1%
Fund Expenses 4,628                   5,003                   8% 12,036                9,988                   (17)%
Total Expenses 914,762             1,089,781          19% 1,749,863          1,977,632          13%
Other Income
Net Gains from Fund Investment Activities 40,966                138,585             238% 108,176             208,740             93%
Income Before Provision for Taxes 566,674 $          1,306,664 $       131% 1,045,256 $       2,015,636 $       93%
Provision for Taxes 56,082                83,282                49% 107,075             137,379             28%
Net Income 510,592 $          1,223,382 $       140% 938,181 $          1,878,257 $       100%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 22,366               22,486               1% 84,682               68,278               (19)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities 27,944               140,061             401% 18,492               184,022             895%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 249,134             543,819             118% 456,224             843,324             85%
Net Income Attributable to The Blackstone Group L.P. ("BX") 211,148 $          517,016 $          145% 378,783 $          782,633 $          107%
Net Income per Common Unit, Basic 0.36 $                  0.85 $                  136% 0.65 $                  1.30 $                  100%
Net Income per Common Unit, Diluted 0.36 $                  0.85 $                  136% 0.65 $                  1.29 $                  98%

Appendix

Blackstone 19
Total Segments
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Management and Advisory Fees, Net
Base Management Fees 425,674 $            437,294 $            469,092 $            476,878 $            496,570 $            834,421 $            973,448 $
Advisory Fees 120,734                83,602                   139,158                69,963                   114,914                187,754                184,877
Transaction and Other Fees, Net 66,464                   42,806                   59,733                   59,910                   49,196                   104,438                109,106
Management Fee Offsets (10,535)                (8,271)                    (43,752)                (16,644)                (20,218)                (20,197)                (36,862)
Total Management and Advisory Fees, Net 602,337                555,431                624,231                590,107                640,462                1,106,416            1,230,569
Performance Fees
Realized Carried Interest 183,288                182,654                283,846                333,623                641,659                477,458                975,282
Realized Incentive Fees 74,867                   31,238                   343,501                53,837                   39,291                   99,594                   93,128
Unrealized Carried Interest 456,706                290,052                1,233,905            330,288                660,712                634,053                991,000
Unrealized Incentive Fees 4,358                     40,992                   (173,033)              61,266                   56,776                   112,113                118,042
Total Performance Fees 719,219                544,936                1,688,219            779,014                1,398,438            1,323,218            2,177,452
Investment Income (Loss)
Realized 54,586                   11,492                   66,283                   111,917                202,199                92,696                   314,116
Unrealized 42,533                   87,680                   290,460                4,550                     (26,228)                139,194                (21,678)
Total Investment Income 97,119                   99,172                   356,743                116,467                175,971                231,890                292,438
Interest Income and Dividend Revenue 15,342                   21,539                   19,394                   22,362                   22,094                   30,003                   44,456
Other (1,164)                    4,708                     4,621                     869                        (6)                           979                        863
Total Revenues 1,432,853            1,225,786            2,693,208            1,508,819            2,236,959            2,692,506            3,745,778
Expenses
Compensation 306,477                279,498                262,688                306,545                323,015                573,454                629,560
Performance Fee Compensation
Realized Carried Interest 75,910                   60,369                   31,485                   149,398                260,301                165,347                409,699
Realized Incentive Fees 35,014                   14,599                   140,794                23,635                   18,509                   45,522                   42,144
Unrealized Carried Interest 172,824                82,341                   616,080                40,690                   114,336                268,296                155,026
Unrealized Incentive Fees 3,084                     11,084                   (70,297)                23,531                   24,692                   47,562                   48,223
Total Compensation and Benefits 593,309                447,891                980,750                543,799                740,853                1,100,181            1,284,652
Other Operating Expenses 120,152                122,872                129,171                139,774                145,111                234,596                284,885
Total Expenses 713,461               570,763               1,109,921            683,573               885,964               1,334,777            1,569,537
Economic Income 719,392 $            655,023 $            1,583,287 $         825,246 $            1,350,995 $         1,357,729 $         2,176,241 $
Economic Net Income 703,240 $            640,231 $            1,542,098 $         813,934 $            1,325,963 $         1,331,546 $         2,139,897 $
Fee Related Earnings 168,434 $            178,596 $            260,706 $            174,829 $            201,108 $            306,167 $            375,937 $
Distributable Earnings 338,485 $            312,673 $            820,629 $            485,112 $            770,797 $            729,397 $            1,255,909 $
Total Assets Under Management 229,571,741 $     248,064,888 $     265,757,630 $     271,745,583 $     278,917,713 $     229,571,741 $     278,917,713 $
Fee-Earning Assets Under Management 176,338,947 $     188,649,817 $     197,981,739 $     203,599,604 $     209,913,760 $     176,338,947 $     209,913,760 $
Weighted Average Fee-Earning AUM 173,706,678 $     185,628,676 $     196,309,547 $     200,246,002 $     204,671,392 $     172,372,395 $     205,257,277 $
LP Capital Invested 3,634,404 $         3,378,067 $         5,382,770 $         4,468,527 $         5,426,511 $         5,418,867 $         9,895,038 $
Total Capital Invested 3,757,591 $         3,536,365 $         6,115,856 $         4,807,663 $         5,858,210 $         5,598,065 $         10,665,873 $

Blackstone 20
Private Equity
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 86,621 $          95,281 $          99,998 $          98,584 $          103,204 $        172,867 $        201,788 $
Transaction and Other Fees, Net 38,348             16,052             18,135             42,847             27,616             62,801             70,463
Management Fee Offsets (1,950)              (2,080)              (1,173)              (1,713)              (4,246)              (2,430)              (5,959)
Total Management Fees, Net 123,019           109,253           116,960           139,718           126,574           233,238           266,292
Performance Fees
Realized Carried Interest 3,899                85,121             101,081           119,805           212,394           143,791           332,199
Unrealized Carried Interest 182,926           (86,300)            385,560           167,065           502,210           98,972             669,275
Total Performance Fees 186,825           (1,179)              486,641           286,870           714,604           242,763           1,001,474
Investment Income (Loss)
Realized 21,586             11,495             30,783             60,535             74,812             45,748             135,347
Unrealized 21,088             23,621             85,329             (9,033)              17,662             52,799             8,629
Total Investment Income 42,674             35,116             116,112           51,502             92,474             98,547             143,976
Interest Income and Dividend Revenue 3,251                5,231                4,136                5,228                4,666                6,235                9,894
Other 366                    1,521                1,948                864                    564                    790                    1,428
Total Revenues 356,135           149,942           725,797           484,182           938,882           581,573           1,423,064
Expenses
Compensation 63,747             55,800             56,370             73,307             73,038             123,950           146,345
Performance Fee Compensation
Realized Carried Interest 877                    19,824             2,006                85,771             112,720           17,123             198,491
Unrealized Carried Interest 88,111             (36,198)            274,201           (27,148)            66,194             104,730           39,046
Total Compensation and Benefits 152,735           39,426             332,577           131,930           251,952           245,803           383,882
Other Operating Expenses 32,178             30,024             32,767             33,006             39,193             61,346             72,199
Total Expenses 184,913           69,450             365,344           164,936           291,145           307,149           456,081
Economic Income 171,222 $        80,492 $          360,453 $        319,246 $        647,737 $        274,424 $        966,983 $
Total Assets Under Management 53,287,294 $  62,619,813 $  65,675,031 $  66,142,945 $  68,294,162 $  53,287,294 $  68,294,162 $
Fee-Earning Assets Under Management 36,635,224 $  43,645,106 $  42,600,515 $  41,150,728 $  42,888,756 $  36,635,224 $  42,888,756 $
Weighted Average Fee-Earning AUM 36,675,636 $  43,886,763 $  43,290,792 $  41,815,672 $  43,702,379 $  36,865,792 $  44,235,482 $
LP Capital Invested 749,290 $        524,320 $        1,017,985 $     2,029,019 $     1,857,330 $     1,026,277 $     3,886,349 $
Total Capital Invested 780,339 $        548,173 $        1,330,606 $     2,271,273 $     2,159,178 $     1,071,350 $     4,430,451 $

Blackstone 21
Real Estate
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 137,000 $        136,721 $        153,115 $        159,336 $        157,869 $        275,346 $        317,205 $
Transaction and Other Fees, Net 19,013             19,205             32,317             13,564             13,514             28,153             27,078
Management Fee Offsets (6,312)              (2,385)              (6,838)              (9,224)              (7,702)              (13,598)            (16,926)
Total Management Fees, Net 149,701           153,541           178,594           163,676           163,681           289,901           327,357
Performance Fees
Realized Carried Interest 143,481           93,878             180,641           194,658           417,826           212,254           612,484
Realized Incentive Fees 31,102             3,737                7,931                (26)                     6,070                34,194             6,044
Unrealized Carried Interest 259,972           340,406           771,246           140,237           119,461           540,048           259,698
Unrealized Incentive Fees (32,279)            2,481                (1,355)              2,737                (3,483)              (29,879)            (746)
Total Performance Fees 402,276           440,502           958,463           337,606           539,874           756,617           877,480
Investment Income (Loss)
Realized 18,577             928                    23,320             31,357             122,664           28,111             154,021
Unrealized 30,636             57,656             201,606           5,379                (50,437)            90,939             (45,058)
Total Investment Income 49,213             58,584             224,926           36,736             72,227             119,050           108,963
Interest Income and Dividend Revenue 4,396                6,060                6,809                6,110                8,009                8,694                14,119
Other (274)                   2,113                1,678                317                    (218)                   (407)                   99
Total Revenues 605,312           660,800           1,370,470        544,445           783,573           1,173,855        1,328,018
Expenses
Compensation 73,792             75,346             75,625             80,233             85,582             143,251           165,815
Performance Fee Compensation
Realized Carried Interest 55,005             38,942             29,027             51,833             143,442           80,868             195,275
Realized Incentive Fees 15,733             1,919                4,502                (16)                     3,081                17,457             3,065
Unrealized Carried Interest 78,604             99,323             299,853           56,985             27,339             167,661           84,324
Unrealized Incentive Fees (16,329)            615                    (335)                   1,382                (1,783)              (15,295)            (401)
Total Compensation and Benefits 206,805           216,145           408,672           190,417           257,661           393,942           448,078
Other Operating Expenses 27,617             30,614             29,698             33,107             36,542             56,079             69,649
Total Expenses 234,422           246,759           438,370           223,524           294,203           450,021           517,727
Economic Income 370,890 $        414,041 $        932,100 $        320,921 $        489,370 $        723,834 $        810,291 $
Total Assets Under Management 63,919,906 $  68,964,455 $  79,410,788 $  81,333,562 $  80,410,988 $  63,919,906 $  80,410,988 $
Fee-Earning Assets Under Management 43,635,493 $  44,715,985 $  50,792,803 $  53,490,834 $  52,823,975 $  43,635,493 $  52,823,975 $
Weighted Average Fee-Earning AUM 42,523,604 $  44,163,396 $  50,568,609 $  50,954,956 $  48,653,930 $  42,109,834 $  50,579,804 $
LP Capital Invested 2,213,668 $     2,365,224 $     3,986,610 $     1,692,232 $     3,017,193 $     3,389,443 $     4,709,425 $
Total Capital Invested 2,274,853 $     2,438,725 $     4,333,419 $     1,746,460 $     3,128,232 $     3,477,589 $     4,874,692 $

Blackstone 22
Hedge Fund Solutions
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 100,113 $        103,392 $        113,025 $        113,384 $        123,008 $        192,904 $        236,392 $
Transaction and Other Fees, Net 61                      295                    263                    93                      126                    65                      219
Management Fee Offsets (714)                   (1,200)              (1,149)              (1,455)              (1,531)              (1,038)              (2,986)
Total Management Fees, Net 99,460             102,487           112,139           112,022           121,603           191,931           233,625
Performance Fees
Realized Incentive Fees 13,845             5,320                174,861           39,845             7,973                27,554             47,818
Unrealized Incentive Fees 20,989             29,208             (97,980)            18,085             30,556             76,490             48,641
Total Performance Fees 34,834             34,528             76,881             57,930             38,529             104,044           96,459
Investment Income (Loss)
Realized 13,668             (598)                   13,691             16,820             2,394                14,520             19,214
Unrealized (12,054)            6,439                (7,604)              4,431                1,057                (8,141)              5,488
Total Investment Income 1,614                5,841                6,087                21,251             3,451                6,379                24,702
Interest Income and Dividend Revenue 1,878                2,523                1,988                2,661                2,340                3,094                5,001
Other (254)                   595                    262                    122                    (203)                   (169)                   (81)
Total Revenues 137,532           145,974           197,357           193,986           165,720           305,279           359,706
Expenses
Compensation 36,844             37,611             28,147             40,571             43,341             70,712             83,912
Performance Fee Compensation
Realized Incentive Fees 5,116                1,954                53,701             13,271             2,918                10,138             16,189
Unrealized Incentive Fees 7,666                10,177             (34,823)            6,761                11,252             27,502             18,013
Total Compensation and Benefits 49,626             49,742             47,025             60,603             57,511             108,352           118,114
Other Operating Expenses 16,535             19,575             15,697             19,480             25,101             31,694             44,581
Total Expenses 66,161             69,317             62,722             80,083             82,612             140,046           162,695
Economic Income 71,371 $          76,657 $          134,635 $        113,903 $        83,108 $          165,233 $        197,011 $
Total Assets Under Management 50,128,028 $  53,162,174 $  55,657,463 $  58,262,659 $  60,672,759 $  50,128,028 $  60,672,759 $
Fee-Earning Assets Under Management 47,572,465 $  50,829,734 $  52,865,837 $  55,571,357 $  58,084,020 $  47,572,465 $  58,084,020 $
Weighted Average Fee-Earning AUM 46,783,727 $  48,933,335 $  51,794,518 $  54,715,882 $  56,793,206 $  46,091,525 $  55,958,185 $
LP Capital Invested 118,323 $        248,422 $        8,681 $            167,170 $        188,236 $        174,172 $        355,406 $
Total Capital Invested 125,000 $        262,309 $        8,681 $            202,674 $        196,348 $        184,000 $        399,022 $

Blackstone 23
Credit
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 101,940 $        101,900 $        102,954 $        105,574 $        112,489 $        193,304 $        218,063 $
Transaction and Other Fees, Net 9,002                7,058                8,152                3,344                7,064                13,376             10,408
Management Fee Offsets (1,559)              (2,606)              (34,592)            (4,252)              (6,739)              (3,131)              (10,991)
Total Management Fees, Net 109,383           106,352           76,514             104,666           112,814           203,549           217,480
Performance Fees
Realized Carried Interest 35,908             3,655                2,124                19,160             11,439             121,413           30,599
Realized Incentive Fees 29,920             22,181             160,709           14,018             25,248             37,846             39,266
Unrealized Carried Interest 13,808             35,946             77,099             22,986             39,041             (4,967)              62,027
Unrealized Incentive Fees 15,648             9,303                (73,698)            40,444             29,703             65,502             70,147
Total Performance Fees 95,284             71,085             166,234           96,608             105,431           219,794           202,039
Investment Income (Loss)
Realized 901                    496                    (627)                   3,071                2,223                4,229                5,294
Unrealized 4,381                (1,042)              9,519                3,079                4,521                5,474                7,600
Total Investment Income (Loss) 5,282                (546)                   8,892                6,150                6,744                9,703                12,894
Interest Income and Dividend Revenue 4,071                5,288                4,240                5,861                4,892                8,618                10,753
Other (1,063)              (357)                   119                    (259)                   11                      765                    (248)
Total Revenues 212,957           181,822           255,999           213,026           229,892           442,429           442,918
Expenses
Compensation 55,941             53,250             31,802             50,752             51,310             101,462           102,062
Performance Fee Compensation
Realized Carried Interest 20,028             1,603                452                    11,794             4,139                67,356             15,933
Realized Incentive Fees 14,165             10,726             82,591             10,380             12,510             17,927             22,890
Unrealized Carried Interest 6,109                19,216             42,026             10,853             20,803             (4,095)              31,656
Unrealized Incentive Fees 11,747             292                    (35,139)            15,388             15,223             35,355             30,611
Total Compensation and Benefits 107,990           85,087             121,732           99,167             103,985           218,005           203,152
Other Operating Expenses 22,961             23,451             29,566             32,839             22,159             43,923             54,998
Total Expenses 130,951           108,538           151,298           132,006           126,144           261,928           258,150
Economic Income 82,006 $          73,284 $          104,701 $        81,020 $          103,748 $        180,501 $        184,768 $
Total Assets Under Management 62,236,513 $  63,318,446 $  65,014,348 $  66,006,417 $  69,539,804 $  62,236,513 $  69,539,804 $
Fee-Earning Assets Under Management 48,495,765 $  49,458,992 $  51,722,584 $  53,386,685 $  56,117,009 $  48,495,765 $  56,117,009 $
Weighted Average Fee-Earning AUM 47,723,711 $  48,645,182 $  50,655,628 $  52,759,492 $  55,521,877 $  47,305,244 $  54,483,806 $
LP Capital Invested 553,123 $        240,101 $        369,494 $        580,106 $        363,752 $        828,975 $        943,858 $
Total Capital Invested 577,399 $        287,158 $        443,150 $        587,256 $        374,452 $        865,126 $        961,708 $

Blackstone 24
Financial Advisory
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 YTD'13 YTD'14
Revenues
Advisory Fees 120,734 $        83,602 $          139,158 $        69,963 $          114,914 $        187,754 $        184,877 $
Transaction and Other Fees, Net 40                      196                    866                    62                      876                    43                      938
Total Advisory and Transaction Fees 120,774           83,798             140,024           70,025             115,790           187,797           185,815
Investment Income (Loss)
Realized (146)                   (829)                   (884)                   134                    106                    88                      240
Unrealized (1,518)              1,006                1,610                694                    969                    (1,877)              1,663
Total Investment Income (Loss) (1,664)              177                    726                    828                    1,075                (1,789)              1,903
Interest Income and Dividend Revenue 1,746                2,437                2,221                2,502                2,187                3,362                4,689
Other 61                      836                    614                    (175)                   (160)                   -                     (335)
Total Revenues 120,917           87,248             143,585           73,180             118,892           189,370           192,072
Expenses
Compensation 76,153             57,491             70,744             61,682             69,744             134,079           131,426
Total Compensation and Benefits 76,153             57,491             70,744             61,682             69,744             134,079           131,426
Other Operating Expenses 20,861             19,208             21,443             21,342             22,116             41,554             43,458
Total Expenses 97,014             76,699             92,187             83,024             91,860             175,633           174,884
Economic Income (Loss) 23,903 $          10,549 $          51,398 $          (9,844) $           27,032 $          13,737 $          17,188 $

Blackstone 25
Net Accrued Performance Fees
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in DE.
When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on 1,141,345,729 DE Units Outstanding (see page 31, Unit Rollforward).
Blackstone had $4.2 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of the second quarter.
$4.2 billion
Net Accrued Performance Fees at 2Q’14
$3.72 per unit
Net Accrued Performance Fees at 2Q’14
68% increase
in Net Accrued Performance Fees since 2Q’13
Net Accrued Performance Fees
Change vs.
(Dollars in Millions, Except per Unit Data)
1Q'14 2Q'14 Per Unit 1Q'14
Private Equity
BCP IV Carried Interest 437 $                       383 $                       0.34 $                      (54) $
BCP V Carried Interest 141 558 0.49 417
BCP VI Carried Interest 173 233 0.20 60
BEP Carried Interest 58 81 0.07 23
Tactical Opportunities Carried Interest 10 19 0.02 9
SP V Carried Interest 1 1 0.00 -
Total Private Equity 820 1,275 1.12 455
Real Estate
BREP IV Carried Interest 2 2 0.00 -
BREP V Carried Interest 623 618 0.54 (5)
BREP VI Carried Interest 1,284 1,389 1.22 105
BREP VII Carried Interest 358 459 0.40 101
BREP Int'l I Carried Interest 2 2 0.00 -
BREP Europe III Carried Interest 117 144 0.13 27
BREP Europe IV Carried Interest 3 10 0.01 7
BREP Asia Carried Interest 8 9 0.01 1
Core+ Carried Interest - 1 0.00 1
BREDS Carried Interest 15 18 0.02 3
BREDS Incentive Fees 3 3 0.00 -
Asia Platform Incentive Fees 9 9 0.01 -
Total Real Estate 2,424 2,664 2.33 240
Hedge Fund Solutions
Incentive Fees 56 57 0.05 1
Total Hedge Fund Solutions 56 57 0.05 1
Credit
Carried Interest 185 176 0.15 (9)
Incentive Fees 61 69 0.06 8
Total Credit 246 245 0.21 (1)
Total Blackstone
Carried Interest 3,417 4,103 3.59 686
Incentive Fees 129 138 0.12 9
Net Accrued Performance Fees 3,546 $                   4,241 $                   3.72 $                      695 $
Memo: Net Realized Performance Fees 94 $                        239 $                      0.21 $                     145 $

Blackstone 26
Investment Records as of June 30, 2014
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $         - $                  - $                   n/a - 1,741,738 $      2.6x 1,741,738 $      2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 199,298 247,105 1.2x - 2,619,040 1.4x 2,866,145 1.3x 7% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 228,665 3,876,222 2.0x 61% 17,565,752 3.1x 21,441,974 2.8x 45% 37%
BCP V (Dec 2005 / Jan 2011) 21,031,850 1,770,128 19,182,132 1.7x 49% 13,722,497 1.6x 32,904,629 1.6x 8% 8%
BCP VI (Jan 2011 / Jan 2017) 15,184,161 8,624,325 8,187,578 1.4x 19% 1,462,362 1.6x 9,649,940 1.5x 44% 19%
BEP (Aug 2011 / Aug 2017) 2,422,838 1,234,987 1,826,488 2.0x 37% 631,832 1.5x 2,458,320 1.8x 45% 52%
Total Corporate Private Equity 53,736,920 $   12,057,403 $   33,319,525 $    1.6x 42% 50,184,728 $    2.1x 83,504,253 $    1.9x 20% 16%
Tactical Opportunities 5,415,849 3,315,432 2,403,589 1.1x 5% 171,049 1.1x 2,574,638 1.1x 12% 16%
Strategic Partners 15,450,456 5,145,840 6,436,636 1.8x n/a 10,305,204 1.3x 16,741,840 1.5x n/a 14%
Other Funds and Co-Invest (e) 1,201,732 28,302 680,613 0.8x 56% 20,890 1.0x 701,503 0.8x n/m n/m
Total Private Equity 75,804,957 $   20,546,977 $   42,840,363 $    1.6x 34% 60,681,871 $    1.9x 103,522,234 $ 1.8x 20% 16%
Real Estate
Dollar
Pre-BREP 140,714 $         - $                  - $                   n/a - 345,190 $         2.5x 345,190 $         2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,440,888 1.0x 22% 3,092,653 2.4x 4,533,541 1.7x 66% 14%
BREP V (Dec 2005 / Feb 2007) 5,539,418 - 7,033,344 1.9x 17% 4,207,071 2.0x 11,240,415 1.9x 21% 10%
BREP VI (Feb 2007 / Aug 2011) 11,058,605 614,439 16,870,917 2.1x 54% 6,791,824 2.2x 23,662,741 2.2x 17% 14%
BREP VII (Aug 2011 / Feb 2017) 13,440,836 4,817,292 13,274,189 1.5x 3% 1,874,236 1.6x 15,148,425 1.5x 38% 28%
Total Global Real Estate Funds 35,480,022 $   5,431,731 $     38,621,499 $    1.8x 29% 23,495,428 $    2.2x 62,116,927 $    1.9x 26% 17%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 120,660 € 1.5x - 1,238,480 € 2.2x 1,359,140 € 2.1x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,629,748 50,821 1,400,316 1.2x 37% 392,885 1.6x 1,793,201 1.3x 10% 3%
BREP Europe III (Jun 2008 / Dec 2013) 3,204,714 496,937 3,681,634 1.5x 9% 905,868 2.5x 4,587,502 1.6x 32% 18%
BREP Europe IV (Sep 2013 / Mar 2019) 5,142,757 3,683,469 1,634,057 1.1x - 115,159 1.2x 1,749,216 1.1x 104% 15%
Total Euro Real Estate Funds 10,801,391 € 4,231,227 € 6,836,667 € 1.3x 12% 2,652,392 € 2.1x 9,489,059 € 1.4x 24% 11%
BREP Co-Investment (f) 5,160,385 $      - $                  8,049,438 $      1.9x 70% 2,052,222 $      2.0x 10,101,660 $    2.0x 14% 17%
BREP Asia (Jun 2013 / Dec 2017) 4,456,988 3,682,829 972,723 1.2x - 4,400 1.0x 977,123 1.2x n/a 20%
Total Real Estate 59,231,111 $   14,872,413 $   56,839,535 $    1.7x 31% 29,057,652 $    2.2x 85,897,187 $    1.8x 25% 17%
Core+ 1,407,622 $      233,500 $         1,207,991 $      1.0x - - $                   n/a 1,207,991 $      1.0x n/a n/a
BREDS (g) 6,760,361 $      2,492,341 $      3,148,411 $      1.2x - 2,828,717 $      1.3x 5,977,128 $      1.2x 15% 12%
Credit (h)
Mezzanine I (Jul 2007 / Jul 2012) 2,000,000 $      139,685 $         1,155,248 $      1.5x - 3,606,207 $      1.6x 4,761,455 $      1.6x n/a 18%
Mezzanine II (Nov 2011 / Nov 2016) 4,120,000 2,566,976 1,960,785 1.2x - 823,420 1.4x 2,784,205 1.3x n/a 23%
Rescue Lending I (Sep 2009 / May 2013) 3,253,143 492,815 3,527,372 1.5x - 2,417,157 1.4x 5,944,529 1.5x n/a 17%
Rescue Lending II (Jun 2013 / Jun 2018) 5,125,000 4,372,715 832,983 1.1x - 3,795 1.0x 836,778 1.1x n/a n/m
Total Credit 14,498,143 $   7,572,191 $     7,476,388 $      1.4x - 6,850,579 $      1.5x 14,326,967 $    1.5x

Blackstone 27
Investment Records as of June 30, 2014 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2014 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net IRRs for
BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have no or little realizations.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) Excludes Capital Trust drawdown funds.
(h) The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.6x, 1.7x and 1.1x, respectively. Funds presented represent the flagship credit drawdown funds only.

Blackstone 28
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
2Q'13 3Q'13 4Q'13 2Q'14 YTD'13 YTD'14
Net Income Attributable to The Blackstone Group L.P. 211,148 $     171,164 $     621,255 $     265,617 $     517,016 $     378,783 $     782,633 $
249,134 208,332 675,289 299,505 543,819 456,224 843,324
27,944 30,231 149,834 43,961 140,061 18,492 184,022
22,366 51,188 47,445 45,792 22,486 84,682 68,278
Net Income 510,592 $     460,915 $     1,493,823 $ 654,875 $     1,223,382 $ 938,181 $     1,878,257 $
56,082 57,477 91,090 54,097 83,282 107,075 137,379
Income Before Provision for Taxes
566,674 $     518,392 $     1,584,913 $ 708,972 $     1,306,664 $ 1,045,256 $ 2,015,636 $
178,706 190,525 166,514 177,024 178,568 365,668 355,592
24,322 27,525 29,139 29,003 28,310 49,979 57,313
(50,310) (81,419) (197,279) (89,753) (162,547) (103,174) (252,300)
Economic Income
719,392 $     655,023 $     1,583,287 $ 825,246 $     1,350,995 $ 1,357,729 $ 2,176,241 $
Taxes
(d)
(16,152) (14,792) (41,189) (11,312) (25,032) (26,183) (36,344)
Economic Net Income 703,240 $     640,231 $     1,542,098 $ 813,934 $     1,325,963 $ 1,331,546 $ 2,139,897 $
16,152 14,792 41,189 11,312 25,032 26,183 36,344
(719,219) (544,936) (1,688,219) (779,014) (1,398,438) (1,323,218) (2,177,452)
(97,119) (99,172) (356,743) (116,467) (175,971) (231,890) (292,438)
(21,452) (712) 4,319 7,810 6,684 (23,181) 14,494
286,832 168,393 718,062 237,254 417,838 526,727 655,092
Fee Related Earnings
168,434 $     178,596 $     260,706 $     174,829 $     201,108 $     306,167 $     375,937 $
147,231 138,924 455,068 214,427 402,140 366,183 616,567
54,586 11,492 66,283 111,917 202,199 92,696 314,116
1,469 6,672 8,873 (1,344) (1,059) (2,351) (2,403)
(44,220) (31,756) (68,610) (31,054) (44,841) (56,368) (75,895)
10,985 8,745 98,309 16,337 11,250 23,070 27,587
Distributable Earnings
338,485 $     312,673 $     820,629 $     485,112 $     770,797 $     729,397 $     1,255,909 $
25,960 25,268 26,607 30,398 34,082 52,029 64,480
44,220 31,756 68,610 31,054 44,841 56,368 75,895
9,116 8,956 8,726 10,373 7,170 17,759 17,543
Adjusted EBITDA
417,781 $     378,653 $     924,572 $     556,937 $     856,890 $     855,553 $     1,413,827 $
Taxes
(d)
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
Net Income Attributable to Redeemable Non-Controlling
Provision for Taxes
Interests in Consolidated Entities
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
IPO and Acquisition-Related Charges
Amortization of Intangibles
Performance Fee Adjustment
Investment (Income) Adjustment
Performance Fee Compensation and Benefits Adjustment
Realized Performance Fees
Realized Investment Income
Adjustment Related to Realized Investment (Income) Loss -
Equity-Based Compensation
Interest Expense
Depreciation and Amortization
(a)
(b)
(c)
(f)
(e)
(g)
(h)
(i)
(j)
(k)
(m)
(l)
(l)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(Income) Associated with Non-Controlling Interests of Consolidated Entities
Blackstone's Treasury Cash Management Strategies
1Q'14

Blackstone 29
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See page 32, Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income (Loss) attributable to Blackstone’s Treasury Cash Management
Strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.

Blackstone 30
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
(Dollars in Thousands)
2Q'14 YTD'14
Interest Income and Dividend Revenue 22,094 $        44,456 $
Other Revenue (6) 863
6,684 14,494
Interest Income and Other Revenue 28,772 $        59,813 $
Realized Incentive Fees 39,291 93,128
Less: Realized Incentive Fee Compensation (18,509) (42,144)
Net Realized Incentive Fees 20,782 $        50,984 $
Realized Carried Interest 641,659 975,282
Less: Realized Carried Interest Compensation (260,301) (409,699)
Net Realized Carried Interest 381,358 $     565,583 $
Realized Investment Income 202,199 314,116
(1,059) (2,403)
Net Realized Investment Income 201,140 $     311,713 $
11,250 $        27,587 $
(44,841) $      (75,895) $
Unrealized Incentive Fees 56,776 118,042
Less: Unrealized Incentive Fee Compensation (24,692) (48,223)
Net Unrealized Incentive Fees 32,084 $        69,819 $
Unrealized Carried Interest 660,712 991,000
Less: Unrealized Carried Interest Compensation (114,336) (155,026)
Net Unrealized Carried Interest 546,376 $     835,974 $
Unrealized Investment Loss (26,228) (21,678)
(6,684) (14,494)
1,059 2,403
Net Unrealized Investment Loss (31,853) $      (33,769) $
19,809 $        39,551 $
See pages 28-29, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
Represents equity-based award expense included in Economic Income.
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
(b)
(c)
Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Adjustment Related to Realized Investment (Income) Loss - Blackstone's Treasury Cash Management Strategies
(a)
Less: Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Less: Adjustment Related to Realized Investment (Income) Loss - Blackstone's Treasury Cash Management Strategies
(a)
Related Payables
(c)
Equity-Based Compensation
(b)
Taxes and Related Payable
(a)

Blackstone 31
Unit Rollforward
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
Total GAAP Weighted-Average Common Units Outstanding - Basic
583,843,094      589,643,844      592,129,570      601,527,299      606,690,740
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
2,919,959          3,276,951          4,536,624          4,141,865          3,207,089
Total GAAP Weighted-Average Common Units Outstanding - Diluted
586,763,053     592,920,795     596,666,194     605,669,164     609,897,829
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 555,224,714      551,916,623      549,773,866      549,327,240      544,158,132
Weighted-Average Economic Net Income Adjusted Units 1,141,987,767 1,144,837,418 1,146,440,060 1,154,996,404 1,154,055,961
Economic Net Income Adjusted Units, End of Period 1,142,576,555 1,145,675,305 1,150,867,868 1,154,889,678 1,154,840,023
Total Common Units Outstanding 576,466,264      584,860,157      588,165,949      599,372,943      603,270,771
Adjustments:
Blackstone Holdings Partnership Units 550,902,208      550,274,903      547,021,277      541,129,472      538,074,958
Distributable Earnings Units Outstanding 1,127,368,472 1,135,135,060 1,135,187,226 1,140,502,415 1,141,345,729
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.

Blackstone 32
Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
• Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
• Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
• Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
• Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships.
DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and
(e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other
Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated
Statement of Operations.
• Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
• Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter, taking into account both the extent of realized investment gains and returns of capital from investments and acquisitions, and the amounts determined by Blackstone’s general partner to be necessary or appropriate as described in the preceding sentence.
Distribution Policy. Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to Common
Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to Common
Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.

Blackstone 33
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.